Amendment No. 2
                   Dated as of October 1, 1993
                               to
              RESTATED AND AMENDED CREDIT AGREEMENT
                    Dated as of July 27, 1992


          THIS Amendment No. 2 ("Amendment No. 2") dated as of October 1, 1993, is entered into among VSI Corporation, a Delaware corporation ("VSI"), the "Senior Lenders" (as defined in the Credit Agreement referred to below) a party hereto, Citicorp North America, Inc., a Delaware corporation ("Citicorp"), The Bank of Nova Scotia, a Canadian chartered bank ("Scotiabank"), and Nationsbank of Virginia, N.A., a national banking association ("NationsBank") as agents for the Senior Lenders (Citicorp, Scotiabank and NationsBank being sometimes hereinafter collectively referred to as the "Agents"), and Citicorp, as administrative agent for the Senior Lenders (the "Administrative Agent").

          PRELIMINARY STATEMENT. RHI Holdings, Inc., a Delaware corporation, Fairchild Industries, Inc., a Delaware corporation, VSI, the Senior Lenders, the Agents and the Administrative Agent are parties to that certain Restated and Amended Credit Agreement dated as of July 27, 1992 (as amended by Amendment No. 1 thereto dated as of June 30, 1993, the "Credit Agreement"). Subject to the terms and conditions stated herein, VSI and its Senior Lenders have agreed to further amend the Credit Agreement as hereinafter set forth. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

          SECTION 1.  Amendments to the Credit Agreement.

          Effective as of the date of this Amendment No. 2 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          1.1 The definition of "Consolidated EBITDA" set forth in Section 1.01 is hereby amended to delete clause (xi) thereof in its entirety and to substitute the following provision therefor: "(xi) with respect to Fiscal Years ending June 30, 1993 and June 30, 1994, $10,000,000 in the aggregate of non-cash inventory writeoffs for both such Fiscal Years".

          1.2 Section 12.07 is hereby amended to delete the table headed "Date" and "Minimum EBITDA" in its entirety and to substitute the following table therefor:

            Date                        Minimum EBITDA
            ----                        --------------
     First Quarter, 1994                $62,000,000
     Second Quarter, 1994               $62,000,000
     Third Quarter, 1994                $62,000,000
     Fourth Quarter, 1994               $67,000,000
     First Quarter, 1995                $73,600,000
     Second Quarter, 1995               $75,360,000
     Third Quarter, 1995                $77,120,000
     Fourth Quarter, 1995               $80,000,000
     First Quarter, 1996                $81,600,000
     Second Quarter, 1996               $83,360,000
     Third Quarter, 1996                $85,120,000
     Fourth Quarter, 1996               $88,000,000
     First Quarter, 1997                $89,600,000
     Second Quarter, 1997               $91,360,000

          SECTION 2. Conditions Precedent to Amendment No. 2; Effectiveness. This Amendment No. 2 shall become effective and be deemed effective as of the date hereof, if, and only if, the Administrative Agent shall have received on or before October 1, 1993 twenty-five (25) execution copies of this Amendment executed by VSI and a minimum of those Senior Lenders representing the Requisite Senior Lenders of VSI.

          SECTION 3. Representations and Warranties. VSI hereby represents and warrants as follows:

          (a) This Amendment No. 2 and the Credit Agreement as previously executed and amended and as amended hereby, constitute legal, valid and binding obligations of VSI and are enforceable against VSI in accordance with their terms.

          (b) No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment No. 2.

          (c) Upon the effectiveness of this Amendment No. 2, VSI hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment No. 2 becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

          SECTION 4.  Reference to and Effect on the Credit
Agreement.

          4.01 Upon the effectiveness of this Amendment No. 2, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          4.02  Except as specifically amended above, the Credit
Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          4.03 The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of any Senior Lender or Agent or the Administrative Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 5. Execution in Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment No. 2 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

          SECTION 6. Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 7.  Headings.  Section headings in this
Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized as of the date first above written.


VSI CORPORATION


By  Karen L. Schneckenburger
   --------------------------------
Title:  Treasurer


CITICORP NORTH AMERICA, INC.,
individually as a Senior Lender,
as one of the Agents for the Senior
Lenders and as Administrative Agent
for the Senior Lenders


By  Colin M. Cohen
   --------------------------------
Title:  Vice President


THE BANK OF NOVA SCOTIA,
individually as a Senior Lender
and as one of the Agents for
the Senior Lenders


By  Amanda Norsworthy
   --------------------------------
Title:  Assistant Agent


NATIONSBANK OF VIRGINIA, N.A.,
individually as a Senior Lender
and as one of the Agents for the
Senior Lenders


By  Robert A. Sharpe, II
   --------------------------------
Title:  Senior Vice President


GENERALE BANK,
as a Senior Lender


By  E. Matthews & Hans Neukomm
   --------------------------------
Title:  Senior Vice President
THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a Senior Lender


By  Brady Sadek
   --------------------------------
Title:  Vice President & Deputy General Manager


CAISSE NATIONALE DE CREDIT AGRICOLE,
as a Senior Lender


By
   --------------------------------
Title:


MITSUBISHI BANK, LTD.,
as a Senior Lender


By  Minoru Akimoto
   --------------------------------
Title:  Senior Vice President and Manager


CANADIAN IMPERIAL BANK OF COMMERCE,
as a Senior Lender


By  Julie Wochos
   --------------------------------
Title:  Authorized Signatory


PILGRIM PRIME RATE TRUST,
as a Senior Lender


By  Kathleen Lenarcic
   --------------------------------
Title:  Senior Credit Analyst


UNION BANK,
as a Senior Lender


By  Patrick M. Cassidy
   --------------------------------
Title:  Vice President


WELLS FARGO BANK, N.A.,
as a Senior Lender


By
   --------------------------------
Title:


EATON VANCE PRIME RATE RESERVES,
as a Senior Lender


By  Jeffrey S. Garner
   --------------------------------
Title:  Vice President